SECOND AMENDMENT TO
                          AGREEMENT AND DECLARATION OF TRUST
                         CONNECTICUT NATURAL GAS CORPORATION
                                EMPLOYEE BENEFIT TRUST


               THIS AMENDMENT is made and entered into this 25th day of

          March, 1997 by and between CONNECTICUT NATURAL GAS CORPORATION, a

          Connecticut corporation with its principal office in Hartford,

          Connecticut (hereinafter referred to as the "Grantor") and FLEET

          NATIONAL BANK, a bank with trust powers having a principal place of business in Hartford, Connecticut (hereinafter referred to as the "Trustee"),



                                W I T N E S S E T H :

               WHEREAS, by Agreement dated December 28, 1987 (the

          "Agreement"), the Grantor and the Trustee entered into a certain

          Agreement and Declaration of Trust known as the Connecticut

          Natural Gas Corporation Employee Benefit Trust; and

               WHEREAS, the parties reserved the right to amend the

          Agreement in Section 8.7 thereof; and

               WHEREAS, the Grantor wishes to amend the Agreement in the

          particulars set forth below; and

               WHEREAS, the Agreement was previously amended by a First

          Amendment thereto;

               NOW, THEREFORE, the Grantor and the Trustee agree as

          follows:

               1.   Section 7.2 is hereby deleted.

               2.   Except as hereinabove modified and amended, the

          Agreement shall remain in full force and effect.





               IN WITNESS WHEREOF, the Grantor and the Trustee have caused their corporate hands and seals to be hereunto affixed as of the date first above written.

          ATTEST:                       CONNECTICUT NATURAL GAS CORPORATION

          S/ R. L. Babcock                   S/ James P. Bolduc
          ____________________________  By_______________________________
                                          Its


          ATTEST:                       FLEET NATIONAL BANK

          S/ James A. Weir                   S/ William B. Parent
          ____________________________  By______________________________
                                          Its   Vice President

          STATE OF CONNECTICUT     )
                                   :  ss.    April 30, 1997
          COUNTY OF HARTFORD       )

               Personally appeared  James P. Bolduc                   ,
                                   ----------------------------------
          Executive V.P.        of Connecticut Natural Gas Corporation as
          ----------------------
          aforesaid, signer of the foregoing instrument, and acknowledged the same to be his free act and deed as such
                         ----
          Executive V.P.                 and the free act and deed of said
          ------------------------------
          corporation, before me.

                                        __________________________________

                                        Commissioner of the Superior Court
                                        Notary Public
                                        My Commission Expires:














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          STATE OF CONNECTICUT     )
                                   :  ss.   May 29, 1997
          COUNTY OF HARTFORD       )

               Personally appeared William B. Parent                   ,
                                  -------------------------------------
          Vice President           of Fleet National Bank, as aforesaid,
          -------------------------
          signer of the foregoing instrument, and acknowledged the same to
          be his free act and deed as such Vice President            and
             ---                           -------------------------
          the free act and deed of said corporation, before me.

                                        S/ Frances A. Maslona
                                        _________________________________

                                        Commissioner of the Superior Court
                                        Notary Public
                                        My Commission Expires:

                                             Frances A. Maslona
                                               Notary Public
                                        My Commission Expires Apr. 30, 1999




























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